UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2003

TRAMMELL CROW COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-13531	75-2721454
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2001 Ross Avenue Suite 3400 Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (214) 863-3000

Not Applicable
(Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition

On November 11, 2003, Trammell Crow Company issued a press release announcing its financial results for the three and nine months ended September 30, 2003.  A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

Item 7.  Financial Statements and Exhibits

Exhibit Number	Exhibit Title

99.1	Press release dated November 11, 2003
99.2	Statements of Income for the Three and Nine Months Ended September 30, 2003 and 2002
99.3	Balance Sheet as of September 30, 2003 and December 31, 2002
99.4	Summarized Operating Data by Segment for the Three and Nine Months Ended September 30, 2003 and 2002
99.5	Other Data as of September 30, 2003 and December 31, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAMMELL CROW COMPANY

Date: November 11, 2003	By:	/s/ J. CHRISTOPHER KIRK
J. Christopher Kirk
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release dated November 11, 2003
99.2	Statements of Income for the Three and Nine Months Ended September 30, 2003 and 2002
99.3	Balance Sheet as of September 30, 2003 and December 31, 2002
99.4	Summarized Operating Data by Segment for the Three and Nine Months Ended September 30, 2003 and 2002
99.5	Other Data as of September 30, 2003 and December 31, 2002